Exhibit 10.22

ACKNOWLEDGMENT AND

REGISTRATION RIGHTS AGREEMENT

THIS ACKNOWLEDGMENT AND REGISTRATION RIGHTS AGREEMENT (this “Acknowledgment”) is made and entered into as of July 17, 2014 (the “Effective Date”), by and among Independence Contract Drilling, Inc., a Delaware corporation (the “Company”), Sprott Resource Partnership, a partnership organized under the laws of Ontario, Canada (“Sprott”), and 4D Global Energy Investments plc, a company organized under the laws of Ireland (“4D”), Global Energy Services Operating, LLC, a Delaware limited liability company (“GES”), and the other signatory parties hereto (the “Parties”).

RECITALS

WHEREAS, the Company, FBR Capital Markets & Co., a Delaware Corporation, Sprott, Independence Contract Drilling LLC, a Delaware limited liability company, GES and 4D heretofore entered into a Registration Rights Agreement (the “2012 Agreement”) dated as of March 2, 2012, and terms not otherwise defined herein shall have the meaning set forth in the 2012 Agreement; and

WHEREAS, Sprott owns 2,500,000 Registrable Shares, and 4D owns 1,250,000 Registrable Shares, and GES owns 1,000,000 Registrable Shares, collectively representing in excess of a majority of the outstanding Registrable Shares under the 2012 Agreement as of the Effective Date; and

WHEREAS, for the avoidance of doubt, the Parties desire to acknowledge and memorialize their intention and understanding with respect to certain provisions in the 2012 Agreement in connection with the proposed initial public offering of the Company (the “Proposed IPO”); and

WHEREAS, to the extent this Acknowledgment may be deemed to amend or waive any provisions of the 2012 Agreement, the Parties desire to consent to any such amendment or waiver and acknowledge and agree that this Acknowledgment shall not be deemed to adversely affect such Party under the 2012 Agreement;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties acknowledge and agree, for purposes of clarification of the 2012 Agreement and the avoidance of doubt, as follows:

1. The definition of “Registrable Shares” in Section 1 of the 2012 Agreement shall include shares of Common Stock issued upon exercise of warrants held by GES as of the date hereof.

2. The definitions of Accredited Investor Shares and Registrable Shares in Section 1 of the 2012 Agreement shall include the shares of Common Stock issued to each of the Contribution Investors pursuant to the Contribution Agreement.

3. Effective upon the execution of this Acknowledgment and Agreement by the requisite Holders in accordance with the 2012 Agreement, Section 2(i) of the 2012 Agreement is hereby amended to provide for, with respect to any IPO Registration Statement filed and declared effective during 2014, a lock-up letter with a term during ten (10) days prior to and a one hundred eighty (180) day period beginning on the effective date of the IPO Registration Statement (or shorter period permitted by the managing underwriter, if applicable). With respect to any IPO Registration Statement filed and declared effective during 2014, each of the Parties hereby agrees to enter into a lock-up letter with the term specified in the preceding sentence.

4. Governing Law.

THIS ACKNOWLEDGMENT AND AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPALS OTHER THAN SECTION 5-1401 AND 5-01402 OF THE NEW YORK GENERAL OBLIGATION LAW THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

5. Further Assurances.

Each of the undersigned Parties hereby agrees to cooperate with, and to take any other actions necessary or reasonably requested by the Company and the other parties hereto, to give effect to this Acknowledgment and the transactions contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Agreement to be executed and effective as of the Effective Date.

INDEPENDENCE CONTRACT DRILLING, INC.

By:	/s/ Byron A. Dunn
Name:	Byron A. Dunn
Title:	Chief Executive Officer

SPROTT RESOURCE PARTNERSHIP

By: Sprott Resource Consulting LP
By: Sprott Resource Consulting GP Inc., its general partner

By:	/s/ Arthur Einav
Name:	Arthur Einav
Title:	Managing Director
Holder of 2,500,000 Registrable Shares

4D GLOBAL ENERGY INVESTMENTS PLC

By:	/s/ Tighe Noonan
Name:	Tighe Noonan
Title:	Partner

Holder of 1,250,000 Registrable Shares

Signature Page to Acknowledgment and Agreement

GLOBAL ENERGY SERVICES OPERATING, LLC

By:	/s/ Robert S. Shaw Jr.
Name:	Robert S. Shaw Jr.
Title:	CFO
Holder of 1,000,000 Registrable Shares

Signature Page to Acknowledgment and Agreement

THE DUKE ENDOWMENT

By:	/s/ Alice E. Gould	By:	/s/ David R. Shumate
Name:	Alice E. Gould	Name:	David R. Shumate
Title:	Investment Manager,	Title:	Executive Vice President, DUMAC, Inc.,
DUMAC, Inc. Authorized Agent			Authorized Agent
Holder of 60,000 Registrable Shares

GOTHIC HSP CORPORATION

By:	/s/ Alice E. Gould	By:	/s/ David R. Shumate
Name:	Alice E. Gould	Name:	David R. Shumate
Title:	Investment Manager,	Title:	Executive Vice President, DUMAC, Inc.,
DUMAC, Inc. Authorized Agent			Authorized Agent
Holder of 25,000 Registrable Shares

GOTHIC ERP LLC

By:	/s/ Alice E. Gould	By:	/s/ David R. Shumate
Name:	Alice E. Gould	Name:	David R. Shumate
Title:	Investment Manager,	Title:	Executive Vice President, DUMAC, Inc.,
DUMAC, Inc. Authorized Agent			Authorized Agent
Holder of 25,000 Registrable Shares

GOTHIC CORPORATION

By:	/s/ Alice E. Gould	By:	/s/ David R. Shumate
Name:	Alice E. Gould	Name:	David R. Shumate
Title:	Investment Manager,	Title:	Executive Vice President, DUMAC, Inc.,
DUMAC, Inc. Authorized Agent			Authorized Agent
Holder of 140,000 Registrable Shares

Signature Page to Acknowledgment and Agreement

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Randal W. Ralph
Name:	Randal W. Ralph
Title:	Its Authorized Representative
Holder of 479,320 Registrable Shares

THE NORTHWESTERN MUTUAL LONG-TERM CARE INSURANCE COMPANY

By:	/s/ Randal W. Ralph
Name:	Randal W. Ralph
Title:	Its Authorized Representative
Holder of 50,000 Registrable Shares

NORTHWESTERN MUTUAL CAPITAL STRATEGIC EQUITY FUND II, L.P.

By: Northwestern Mutual Capital GP II, LLC
Its: General Partner

By:	/s/ Randal W. Ralph
Name:	Randal W. Ralph
Title:	Managing Director
Holder of 70,680 Registrable Shares

Signature Page to Acknowledgment and Agreement